UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2024

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01 Other Events.
Isabella Bank Corporation (the “Corporation”) and Isabella Bank (the “Bank”), a wholly owned subsidiary of the Corporation, have become aware of deposit accounts with negative balances from a single customer that has exposed the Bank to a loss of $1.6 million. The financial impact could be lower and will depend, in part, on the Bank's success in its efforts to recover the funds.
The Bank also may incur a credit loss arising from loan agreements and lines of credit with the customer and related parties. The Bank's total exposure is $4.0 million, which is secured by commercial real estate, residential real estate and other assets. The Bank is continuing to evaluate for any potential credit loss.
The Bank plans to pursue all available sources of recovery and other means of mitigating the potential losses.
The information contained in this Form 8-K provided under Item 8.01 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Forward-Looking Statements
Information in this Form 8-K contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Forward-looking statements generally relate to losses, impact of events, financial condition, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting the Corporation and its future business and operations. Forward-looking statements are typically identified by words or phrases such as "will likely result", "expect", "plan", "believe", "estimate", "anticipate", "strategy", "trend", "forecast", "outlook", "project", "intend", "assume", "outcome", "continue", "remain", "potential", "opportunity", "comfortable", "current", "position", "maintain", "sustain", "seek", "achieve" and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to, the Bank’s ability to recover part or all of the losses described above, the impact of the losses on the Corporation’s results of operations and financial condition, the results of the investigation, the impact of any weaknesses in controls and procedures, and a variety of uncertainties or other factors described in Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, the Corporation’s Quarterly Report on Form 10-Q for the period ended June 30, 2024 or included in any subsequent filing by the Corporation with the Securities and Exchange Commission. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. The Corporation cautions you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	October 9, 2024	By:	/s/ Jerome E. Schwind
Jerome E. Schwind, President & CEO